UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 22, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Investment and Management Company)	1-13232	84-1259577
Delaware (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1700, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE

 (Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 7.01.	Regulation FD.

Apartment Investment and Management Company (“Aimco”) Press Release

On September 22, 2020, Aimco issued a press release with details regarding the potential tax consequences of the planned spin-off, announced on September 14, 2020. The press release is furnished herewith as Exhibit 99.1.

Aimco Properties, L.P. (“Aimco OP”) Information to Unitholders

Aimco OP furnishes the following information regarding the potential tax impacts of the planned spin-off to its unitholders:

Aimco announced its plan to separate its business into two, separate and distinct, publicly traded companies, Apartment Income REIT (“AIR”) and Aimco, which we call “New Aimco” in this communication. In this transaction, AIR will be separated from Aimco by a spin-off. The spin-off will have implications to both holders of Aimco common stock and holders of partnership units issued by Aimco OP. The below addresses the expected treatment of holders of partnership units issued by Aimco OP, however, your actual tax treatment will depend on your specific situation and on factors that are not within our control.

In connection with the proposed spin-off, holders of Aimco OP common units and equivalents ("Aimco OP common units") are expected to receive New OP common units (“New OP common units”) in the spin-off such that after the spin-off, each holder of Aimco OP common units will hold its current Aimco OP common units in the existing Aimco OP (which will be the post-spin AIR OP) and New OP common units in New OP (which will be the post-spin New Aimco OP).

You will generally not recognize taxable gain in connection with the receipt of New OP common units.

The tax basis in the New OP common units is determined with reference to the tax basis that Aimco OP has in those units. In general, you will have a tax basis in the New OP common units you receive equal to the tax basis that the current Aimco OP has in such units immediately prior to the distribution of New OP common units to you (but not to exceed your tax basis in Aimco OP common units prior to the distribution). The tax basis you will have in your Aimco OP common units following the spin-off will generally equal the tax basis you had in Aimco OP common units immediately prior to the spin-off reduced by the tax basis attributable to the New OP common units you receive.  Thus, your combined tax basis in your Aimco OP and New OP common units will equal your tax basis in your pre-distribution Aimco OP common units (as adjusted by activities of the partnerships).

Holders of preferred units in Aimco OP will not receive units in the New OP but will continue to hold their preferred units in Aimco OP, which as described above will be the AIR OP following the effectiveness of the spin-off.

Although there will be little or no taxable income associated with the spin-off, substantial taxable income is expected from approximately $2B in property sales, most of which have already closed or are under contract to close.

The actual tax consequences of the spin-off depend on your specific situation and on factors that are not within our control. We urge you to consult with your tax advisor as to the particular tax consequences of the spin-off to you.

For more information regarding the intended spin-off transaction, please see our investor website at investors.aimco.com.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to: the anticipated timing, structure and benefits of the spin-off; tax treatment and tax consequences of the spin-off, including factors related thereto, such as any amount of income, basis, gain or other financial metrics; and any statements or assumptions regarding holder tax situations. In addition, we may not complete the spin-off at all. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to: the effects of the coronavirus pandemic on Aimco’s and AIR’s business and on the global and U.S. economies generally; real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing and effects of acquisitions, dispositions, redevelopments and developments; changes in operating costs, including energy costs; negative economic conditions in our geographies of operation; loss of key personnel; Aimco’s or AIR’s ability to maintain current or meet projected occupancy, rental rate and property operating results; Aimco’s or AIR’s ability to meet budgeted costs and timelines, and, if applicable, achieve budgeted rental rates related to redevelopment and development investments; expectations regarding sales of apartment communities and the use of proceeds thereof; the ability to successfully operate as two separate companies each with more narrowed focus; insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; financing risks, including the availability and cost of financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; the risk that earnings may not be sufficient to maintain compliance with debt covenants, including financial coverage ratios; legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of laws and governmental regulations that affect us and interpretations of those laws and regulations; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco; Aimco’s and AIR’s relationship with each other after the consummation of the business separation; the ability and willingness of Aimco and AIR and their subsidiaries to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the business separation and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities; and the ability to achieve some or all the benefits that we expect to achieve from the business separation.

In addition, Aimco’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on Aimco’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership.

Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2019 and in Item 1A of Aimco’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020 and June 30, 2020, and the other documents Aimco files from time to time with the SEC. Readers should also carefully review the “Risk Factors” section of the registration statements relating to the business separation, which are expected to be filed by AIR and a new operating partnership with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements.

These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

ITEM 9.01. Financial Statements and Exhibits.

       (d) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	September 22, 2020, Press Release – Apartment Investment and Management Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.
By: AIMCO-GP, Inc., its General Partner
/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer